UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2013

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	333-186401	47-0871001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

 (920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On April 5, 2013, Nicolet Bankshares, Inc. (“Nicolet”) issued a press release relating to its receipt of certain regulatory approvals relating to its proposed merger with Mid-Wisconsin Financial Services, Inc. (“MWFS”). A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 5, 2013 regarding receipt of regulatory approval of proposed merger between Nicolet Bankshares, Inc. and Mid-Wisconsin Financial Services, Inc.

Forward-looking Statements

The press release furnished with this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect”, “anticipate”, “intend”, “target”, “estimate”, “continue”, “positions”, “prospects”, “potential” “would”, “should”, “could” “will” or “may”. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and these statements, may not be realized. Forward-looking statements speak only as of the date they are made and Nicolet does not have any duty to update forward-looking statements.

In addition to factors previously disclosed in Nicolet’s Registration Statement on Form S-4 filed with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that certain regulatory and other conditions to the merger are not received or satisfied on a timely basis or at all; the receipt and timing of shareholder approvals; delays in closing the merger and the merger of the parties’ bank subsidiaries; difficulties, delays and unanticipated costs in integrating the merging organizations’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging organizations, including possible loss of customers; diversion of management time to address transaction related issues; changes in asset quality and credit risk as a result of the merger; changes in customer borrowing, repayment, investment and deposit behaviors and practices; changes in interest rates, capital markets, and local economic and national economic conditions; the timing and success of new business initiatives; competitive conditions; and regulatory conditions.

Additional Information About the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. In connection with the merger transaction, Nicolet has filed with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (Regis. No. 333-186401) that contains a joint proxy statement/prospectus for Nicolet and MWFS.  Nicolet has filed with the SEC other relevant materials in connection with the proposed merger, and the parties have mailed the joint proxy statement/prospectus to their respective shareholders.  SHAREHOLDERS OF BOTH NICOLET AND MWFS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NICOLET, MWFS AND THE PROPOSED MERGER.  You can obtain a free copy of the Registration Statement, as well as other filings containing information about Nicolet Bankshares, Inc. at the SEC's Internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either Nicolet Bankshares, Inc., 111 North Washington Street, Green Bay, WI 54301, Attention: Robert B. Atwell, Chairman and CEO, or Mid-Wisconsin Financial Services, Inc., 132 West State Street, Medford, WI 54451, Attention: Scot Thompson, President.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2013	NICOLET BANKSHARES, INC.

	By:	/s/ Ann K. Lawson
Name: Ann K. Lawson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 5, 2013 regarding receipt of regulatory approval of proposed merger between Nicolet Bankshares, Inc. and Mid-Wisconsin Financial Services, Inc.